UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

___________________

Date of Report (Date of earliest event reported): July 12, 2023

Hawks Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-40888	86-1273146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lexington Avenue, 9th Floor New York, NY 10022
(Address of principal executive offices, including zip code)

(212) 542-4540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	HWKZ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	HWKZ	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HWKZ WS	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information under Item 8.01 regarding the delisting by the New York Stock Exchange (the "NYSE") is incorporated into this Item 3.01 by reference.

Item 8.01	Other Events.

On July 12, 2023, Hawks Acquisition Corp (the “Company”) issued a press release announcing that the per-share redemption price for the Company’s public shares (as defined below) will be approximately $10.30 and that the Company will redeem all of its outstanding shares of Class A common stock, par value $0.0001 (the “Class A Common Stock”), other than shares of Class A Common Stock that have been converted from shares of Class B Common Stock, par value $0.0001 per share (such shares to be redeemed, the “public shares”), effective as of the close of business on July 14, 2023, because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s securities ceased trading on the New York Stock Exchange (the “NYSE”) on July 12, 2023, following which the Company expects that the NYSE will file a Form 25 with the SEC to delist its securities on or about July 14, 2023. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities and Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release, dated July 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKS ACQUISITION CORP

Date: July 12, 2023	By:	/s/ J. Carney Hawks
		Name:	J. Carney Hawks
		Title:	Chief Executive Officer

3